Exhibit 99.1

PBF Energy Announces Agreement to Acquire Remaining Public Stake in PBF Logistics LP

PARSIPPANY, NJ – July 28, 2022 – PBF Energy Inc. (NYSE: PBF) and PBF Logistics LP (NYSE: PBFX) today announced a definitive agreement and plan of merger pursuant to which PBF Energy will acquire all of the outstanding common units representing limited partner interests of PBF Logistics it does not already own directly or indirectly for a combination of PBF Energy Class A common stock and cash. PBF Energy beneficially owns approximately 47.7% of the outstanding common units of PBF Logistics as of July 22, 2022.

Under the merger agreement, each outstanding common unit of PBF Logistics that PBF Energy does not already beneficially own will be converted into 0.270 shares of PBF Energy Class A common stock and $9.25 in cash, without interest. The purchase price reflects a premium of 13.2% to the volume-weighted average price of PBF Logistics common units for the thirty days through July 27, 2022.

Tom Nimbley, PBF Energy’s and PBF Logistics’ Chairman and CEO, said, “We are pleased to announce this strategic acquisition by PBF Energy, which represents a key objective in PBF Energy’s plans to optimize our refining and logistics operations.” He added, “This transaction will ultimately allow us to simplify our corporate structure and eliminate administrative, compliance and cost burdens of running a separate public company. Following consummation of the merger, we believe that the combined company will have a significantly enhanced financial profile.”

Additional Transaction Terms and Details

Upon consummation of the merger, PBF Logistics will be become an indirect wholly-owned subsidiary of PBF Energy, and the PBF Logistics common units will cease to be listed on the NYSE and will subsequently be deregistered under the Securities Exchange Act of 1934, as amended.

PBF Logistics was represented in negotiations by the PBF Logistics Conflicts Committee, which is comprised of three independent members of its general partner’s board of directors. The PBF Logistics Conflicts Committee unanimously approved the transaction and recommended approval of the transaction to the board of directors of the general partner of PBF Logistics, which was also unanimous in its approval of the transaction. The transaction has also been unanimously approved by the board of directors of PBF Energy.

The completion of the merger is subject to the satisfaction of customary conditions, including receipt of requisite approvals of PBF Logistics unitholders.

Transaction Advisors

Barclays Capital Inc. is acting as the exclusive financial advisor; and Hunton Andrews Kurth LLP is acting as legal advisor to PBF Energy on the transaction. Intrepid Partners, LLC is acting as financial advisor and Baker Botts L.L.P. is acting as legal advisor to the PBF Logistics Conflicts Committee.

No Offer or Solicitation

This press release is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

In connection with the proposed transaction, PBF Energy will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a prospectus of PBF Energy and a proxy statement of PBF Logistics. Each of PBF Energy and PBF Logistics may also file other documents with the SEC regarding the proposed transaction. PBF Logistics will mail the proxy statement/prospectus to its unitholders. This document is not a substitute for any prospectus, proxy statement or any other document which PBF Energy or PBF Logistics may file with the SEC in connection with the proposed transaction. Investors and equity holders of PBF Energy and PBF Logistics are advised to carefully read the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction (when they become available), free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from PBF Energy’s website (www.pbfenergy.com) under the tab “Investors” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from PBF Logistics’ website (www.pbflogistics.com) under the tab “Financial Information” and then under the heading “SEC Filings.”

Participants in the Solicitation

PBF Energy, PBF Logistics and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from PBF Logistics unitholders in favor of the proposed transaction and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of PBF Logistics unitholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about PBF Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 13, 2022. You can find information about PBF Logistics’ executive officers and directors in its annual report on Form 10-K filed with the SEC on February 17, 2022. Additional information about PBF Energy’s executive officers and directors and PBF Logistics’ executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 and other relevant materials to be filed with the SEC when they become available. You can obtain free copies of these documents from PBF Energy and PBF Logistics using the contact information below.

Forward-looking Statements

Statements in this press release relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” (as that term is defined under the federal securities laws). These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond PBF Energy’s or PBF Logistics’ control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in PBF Energy’s or PBF Logistics’ filings with the SEC, risks related to the merger, including the timing to consummate the transaction, the ability to obtain the requisite PBF Logistics unitholder approval and diversion of management time on merger-related issues; the supply, demand, prices and other market conditions for PBF Energy’s or PBF Logistics’ products or crude oil; expectations with respect to our capital spending and turnaround projects; risks associated with obligation to buy Renewable Identification Numbers and related market risks related to the price volatility thereof; PBF Energy’s ability to make, and realize the benefits from, acquisitions or investments, including in renewable diesel productions, on any announced time frame or at all; PBF Energy’s or PBF Logistics’ expectations regarding the impact of market conditions on demand for the balance of 2022; and the impact of adverse market conditions affecting PBF Energy or PBF Logistics, unanticipated developments, regulatory approvals, changes in laws and other events that negatively impact the company. All forward-looking statements speak only as of the date hereof. Neither PBF Energy nor PBF Logistics undertakes any obligation to revise or update any forward-looking statements except as may be required by applicable law.

About PBF Energy

PBF Energy Inc. (NYSE:PBF) is one of the largest independent refiners in North America, operating, through its subsidiaries, oil refineries and related facilities in California, Delaware, Louisiana, New Jersey and Ohio. Our mission is to operate our facilities in a safe, reliable and environmentally responsible manner, provide employees with a safe and rewarding workplace, become a positive influence in the communities where we do business, and provide superior returns to our investors.

About PBF Logistics

PBF Logistics LP (NYSE: PBFX), headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

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Contacts:

Colin Murray (investors)

ir@pbfenergy.com

Tel: 973.455.7578

Michael C. Karlovich (media)

mediarelations@pbfenergy.com

Tel: 973.455.8994